Globalstar™

Q3 2009 Earnings Call Presentation

November 5, 2009

Safe Harbor Language

This presentation contains certain statements that are, or may deemed to be, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, including demand for our products and services, including commercial acceptance of our new Simplex products, including our SPOT™ Satellite GPS Messenger, and the ability to retain and migrate our two-way communications services subscribers to our second-generation constellation when it is deployed; problems relating to the construction, launch or in-orbit performance of our existing and future satellites, including the effects of the degrading ability of our first-generation satellite constellation to support two-way communication; problems relating to the ground-based facilities operated by us or by independent gateway operators; our ability to attract sufficient additional funding to meet our future capital requirements; our competitiveness vis-a-vis other providers of satellite and ground-based communications products and services; the pace and effects of industry consolidation; the continued availability of launch insurance on commercially reasonable terms, and the effects of any insurance exclusions; changes in technology; our ability to continue to attract and retain qualified personnel; worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis; and legal, regulatory, and tax developments, including changes in domestic and international government regulation.

Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Conference Call Agenda

1. Introduction
2. Quarterly Operational Highlights – Peter Dalton (Chief Executive Officer)
3. Current and Second-generation Constellation Update – Tony Navarra (President, Global Operations)
4. Quarterly Finance Review – Fuad Ahmad – Sr. Vice President and Chief Financial Officer
5. Closing Comments – Peter Dalton
6. Question and Answer Session

Key Operational Highlights

Operational Highlights

Globalstar

Key Third Quarter Events

1. **On July 1st Globalstar announced completion of a $738 million financing.**

   - The financing funds the manufacture, delivery and launch of the Company's first 24 second-generation satellites

   - Also provides the ability to continue development of the next-generation ground segment



ThalesAlenia Space

arianespace Service & Solutions

HUGHES. Connect to the future.

ERICSSON TAKING YOU FORWARD

Second-Generation Network Provides Superior Functionality at Approx 10% of the Cost of First-Generation Network*

Globalstar

- Second-generation satellites are designed to secure Globalstar space segment beyond 2025
- Once deployed, the second-generation constellation is expected to immediately restore our first-generation voice and duplex data services to high levels of quality and reliability
- Simplex data and SPOT Satellite GPS Messenger™ products, unaffected by first-generation satellite degradation, will continue to provide highly reliable service

	First-Generation	Next-Generation
Satellite Lifespan	7.5 years	15 years
Total Network Cost	$4.5 billion	$1.29 billion
Data Speeds Supported	9.6 kbps**	Up to 256 kbps**
Services Supported	Circuit-switched voice and data	IMS-based services such as voice,SMS, MMS, Push to Talk, mobile video support

* Calculated on a dollar per throughput, lifespan and capacity adjusted basis.

** Single channel uncompressed data speed

Key Third Quarter Highlights and Events

2. Significant Simplex data and SPOT Satellite GPS Messenger subscriber growth during the third quarter of 2009.

- The Company completed the period ended September 30, 2009 with 382,313 subscribers
- 52,925 more than it had at September 30, 2008.



Total Subscribers
400000
350000
300000
250000
200000
150000
100000
50000
0
Q3-07
Q3-08
Q3-09
Total Subscribers

Operational Highlights

Key Third Quarter Events

3. **As of November 5, 2009 Globalstar had received orders to ship more than 175,000 SPOT Satellite GPS Messenger units to distributors around the world**

4. **SPOT Satellite GPS Messenger distribution agreements were completed with Best Buy Co., Inc. and The Pep Boys retailers in the United States.**
   - This brings the total number of SPOT Satellite GPS Messenger global points of distribution to 9,939

Operational Highlights

Key Third Quarter Events

5. NEW Consumer Product

- Initial limited quantities of its new enhanced SPOT Satellite GPS Messenger began in September.
- The new SPOT device is approximately 30 percent smaller and lighter than the original revolutionary and award-winning product.


spot

Post-Quarter Operational Highlight

NEW Consumer Product –HUG (Hybrid Universal Guardian)

Satellite-based security, theft-recovery and messaging product for the recreational maritime market

- Introduced on October 29th at the 2009 Ft. Lauderdale International Boat Show
- HUG monitors the boat's location and sends "unauthorized movement" alerts to Monitoring Center
- Operational monitoring capability (bilge level, unauthorized equipment removal or ignition, etc.)



Check-in/OK
Let contacts know where you are and that you're OK.
Track Progress
Send and save your location and allow contacts to track your progress in real time using Google Maps™
Help/SPOT Assist
Ask family or friends for help – or request SPOT Assist.
SPOT FOB
SOS
Notify the emergency rescue coordination center of your GPS location.
HUG Base Station

Post-Quarter Operational Highlight

Globalstar

NEW Consumer Product – HUG (Hybrid Universal Guardian)

SPOT HUG combines the functionality of asset protection and recovery with the SPOT Satellite GPS communication features.

How it Works

1 GPS satellites provide signals.

2 SPOT HUG Base Station's onboard GPS chip determines the asset's GPS location and sends the location information to communication satellites.

3 Communication satellites relay your message to specific satellite antennas around the world.

4 Satellite antennas and a global network route your location and message to the appropriate network.

5 Your location and messages are delivered according to your instructions via email, text message, or emergency notification to the GEOS Rescue Coordination Center.



GPS SATELLITE SYSTEM
COMMERCIAL SATELLITE SYSTEM
INTERNET (EMAIL)
CELL PHONES (SMS)
EMERGENCY RESPONSE CENTER
SPOT HUB
ANTENNAS

Globalstar

Globalstar – The World's First MSS Consumer Products Company


Globalstar
+
Internet
GPS
=
spot
spot
*
spot
ADVENTURES
SPOTASSIST
SATELLITE GPS SAFETY SYSTEM
HUG

*NOTE: Globalstar product image depicted above is a concept only

Operational Highlights

Key Third Quarter Events

6. Simplex 2.0 Network Upgrades

- The software upgrades are installed at gateways equipped with Simplex data appliques
- enhance the overall customer messaging capacity by 10X
- increase the data receiver sensitivity
- installation expected to be completed in mid November 2009



Current and Second-generation Constellation and Network Update

First-Generation Constellation Status

Globalstar

- **Current constellation continues to perform as expected**
  - Simplex data performance continuing at 98 percent messaging reliability
- **Duplex data and voice customers now have access to a new and improved web-based call times tool or CTT**
  - provides customers with the ability to more easily predict satellite availability for any given geographic location for a period of up to four days.



First-Generation Constellation Status

- **First-generation satellites**
  - used for verification testing of Thales' second-generation satellite control center software
- **Spare Satellites Launched in 2007**
  - Continue to operate and perform as expected
- **Expect no Further Degradation of Voice and Duplex Data Services**
  - Easier maintenance of Duplex customer base and ARPU




Spacecraft On-Orbit Configuration

Second-Generation Satellite Constellation and Launch Status

Globalstar

- A major earthquake in Italy in April 2009 damaged its satellite component fabrication facility in l'Aquila, Italy, but not any Globalstar components.
- Thales Alenia Space informed us that delivery of our initial satellites may be delayed for one to three months
- First launch of six satellites is expected in Summer 2010





Second-Generation Satellite Constellation and Launch Status

Globalstar

- System Validation Testing and Operational "fit checks" have been completed
- Final Assembly Integration and Testing (AIT) of Flight Model satellites has already commenced at Thales' Rome facility
- Qualification testing of new six-satellite dispenser is expected to begin before year end.

ThalesAlenia Space



arianespace
Service & Solutions



*NOTE: Globalstar Dispenser image depicted above is a concept only

Ground Network Update

Nigeria Update – Globalstar has completed construction of the gateway

- coverage in Nigeria, the surrounding portions of Western and Central Africa, and parts of the coastal Atlantic and Gulf of Guinea maritime region.
- Globaltouch (West Africa) Limited (GWAL) based in Lagos, Nigeria will operate the gateway located in Kaduna.
- Globalstar owns a 30 percent equity stake in GWAL



Expanded SPOT Satellite GPS Messenger™ Coverage

Est. coverage area only. Actual coverage may vary. In everyday conditions it is normal for some messages to be blocked by the environment. Depiction includes coverage from Nigeria Gateway opening Fall 2009. Full map details available at www.findmespot.com

Ground Network Update

Globalstar

HUGHES. Connect to the future.®

- **Ground Segment CDR**
  - Hughes Network Systems completed critical design review of the Globalstar RAN (radio access network) portion of the next-generation ground segment in August
- **Satellite Interface Chipset CDR**
  - Hughes also completed the CDR for the Globalstar next-generation satellite interface chipset





*NOTE: Globalstar product image depicted above is a concept only

Globalstar

Q3 2009 Finance Review

Aggressive Cost Management Has Yielded ~Breakeven Results in Recent Quarter

Globalstar

($ in Thousands)



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$24,411
($2,277)
$22,134
$24,157
($1,158)
$22,999
$27,322
($4,797)
$22,525
$24,353
($5,956)
$18,397
Adjusted EBITDA
$22,006
$15,163
$19,038
($3,322)
$15,716
$18,015
$17,521
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Adjusted Operating Expenses
Total Revenue

1/ Please see Appendix A to this presentation for the definition of Adjusted EBITDA.

Continued EBITDA and Adjusted EBITDA Improvement

Globalstar

($ in Thousands)

	Three Months Ended		
	March 31, 2009	June 30, 2009	Sept 30, 2009
Revenue	$ 15,163	$ 15,716	$ 17,521
Operating Expenses	$ 32,804	$ 28,317	$ 29,198
Operating Income/(Loss)	$ (17,641)	$ (12,601)	$ (11,677)
Other Income/(Expense)	$ (4,117)	$ (1,161)	$ 6,158
Net Income/(Loss)	$ (21,758)	$ (13,762)	$ (5,519)
EBITDA	$ (16,192)	$ (4,604)	$ (4,365)
Adjustments to EBITDA	$ 9,349	$ 1,282	$ 3,871
Adjusted EBITDA	$ (6,843)	$ (3,322)	$ (494)
Adjusted EBITDA Margin	(45%)	(21%)	(3%)

/1 Please see Appendix A to this presentation for the definition of Adjusted EBITDA and reconciliations of GAAP to non-GAAP.

Low Retail Monthly Churn Coupled With Stable ARPU

Low Monthly Retail Churn



Stable ARPU


Q1-09
Q2-09
Q3-09
Retail
IGO
Simplex

Demonstrated Subscriber Growth



Globalstar
450,000
425,000
400,000
375,000
350,000
325,000
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
YOY Growth 16%
91,913
31%
79,530
27%
121,816
42%
118,341
37%
77,929
25%
119,641
38%
136,314
41%
74,272
23%
118,802
36%
155,196
45%
73,763
21%
115,371
34%
169,875
47%
73,264
21%
113,731
32%
189,879
51%
69,491
19%
112,113
30%
206,422
54%
65,598
17%
110,293
29%
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Retail
IGO
Simplex

Fully Funded Business Plan With Substantial Cushion

Globalstar

($ in millions)


September 30, 2009
$500
$400
$300
$200
$100
$0
($ in Millions)
$364
$289
$241
$201
$172
$133
$118
$77
$75
$49
$40
$29
$40
$14
Capital Expenditures
Liquidity

Liquidity as of 09/30/2009		**$441**
2nd Generation Constellation CapEx		
Thales Alenia Space	$136	
Arianespace	$111	
Ground Segment 1/	$36	
Launch Insurance	$40	
	$323	
Remaining Liquidity		**$118**

1/ Not essential to 2nd generation satellite deployment.

Complete 2nd Generation Constellation

Proven Historical Performance

Following restructuring that began in 2003 and prior to satellite degradation in 2007, Globalstar clearly demonstrated significant growth in both revenue and subscribers



Total Revenue (in $000s)
140000
120000
100000
80000
60000
40000
20000
0
2003
2005
2007
2008
03-06 Avg Growth was 32.6%
Total Revenue (in $000s)
Post first-gen satellite degradation period



Subscribers (in 000s)
350
300
250
200
150
100
50
0
2003
2005
2007
2008
03-06 Avg growth 33.6%
Subscribers (in 000s)
Post first-gen satellite degradation period

NOTES:

1. Percentage growth figures shown based on revenue and subscribers for the years 2003 through 2006.
2. Post 2007 subscriber growth mainly attributable to SPOT Satellite GPS Messenger customer growth

Closing Remarks

Globalstar funding paves way for launch of second-generation satellites and continues development of next-generation ground segment

ThalesAlenia Space



arianespace Service & Solutions

ERICSSON TAKING YOU FORWARD

HUGHES. Connect to the future®

Globalstar

+



*

*NOTE: Globalstar product image depicted above is a concept only

Globalstar – The World's First MSS Consumer Products Company


Globalstar
+
Internet
GPS
=
spot
spot
spot ADVENTURES
EVERY DAY IS AN ADVENTURE. SHARE YOURS.
*
SPOTASSIST
SATELLITE GPS SAFETY SYSTEM
SPOT
HUG

*NOTE: Globalstar product image depicted above is a concept only

Globalstar – Integrated Consumer Satellite Solutions for Tomorrow



Globalstar

+

"SIC"

- Satellite Interface Chip
- High Performance
- Low Cost



HUGHES. Connect to the future.



Imbedded or integrated OEM for other manufacturers



***ALLStar**
-ALL Handsets
–ALL Places



Globalstar

*Globalstar Next-Generation Voice and Data Products

*NOTE: Globalstar product images depicted above are concepts only

Globalstar – Monetizing our ATC/CGC Spectrum for Terrestrial Consumer Solutions



Globalstar

+

openrange

=



4G WiMAX Wireless Broadband to over 17 States

31

Globalstar – Value Drivers

Globalstar

1. MSS Core Business




2006 30% EBITDA with $140m in revenue

→ Approx 50% EBITDA Margin at $200m-$250m of recurring revenue generating $100m-$125m of annualized EBITDA

+

2. Consumer Retail Business



Received orders to ship more than 175,000 units worldwide

→ 500,000 activated units equates to approx $62.5m in recurring EBITDA

+

3. Global Spectrum



Globalstar has started to monetize authorized spectrum in the US

→ 19.275 MHz of domestic spectrum provides potential value of $2.3 billion

+

4. Converged Next-gen Products


HUGHES. Connect to the future


Hughes is designing a new, affordable and embeddable satellite chip

→ Potential revenue generation from world-wide mobile handset marketplace

www.globalstar.com

www.findmespot.com

For additional investor information please contact

Dean Hirasawa - Director, Public and Investor Relations
(408) 933-4006
dean.hirasawa@globalstar.com

Appendix A

Definition of Terms and Reconciliation of Non-GAAP Financial Measures

We utilize certain financial measures that are widely used in the telecommunications industry and are not calculated based on GAAP. A reconciliation of these measures to GAAP and a discussion of certain other operating metrics used in the industry are defined and explained below.

GLOBALSTAR, INC.
RECONCILIATION OF GAAP TO ADJUSTED
(Dollars in thousands)
(Unaudited)

	Three Months Ended		
	March 31, 2009	June 30, 2009	Sept 30, 2009
Revenue			
Service Revenue	$ 11,131	$ 12,562	$ 13,260
Equipment Revenue	4,032	3,154	4,261
Total Revenue	$ 15,163	$ 15,716	$ 17,521
Operating Expenses			
Cost of Services	10,408	7,961	9,403
Cost of Subscriber Equipment	2,995	3,480	1,994
Marketing, General & Administrative	13,977	11,408	12,328
Depreciation & Amortization	5,424	5,468	5,473
Total Operating Expenses	$ 32,804	$ 28,317	$ 29,198
Operating Income/(Loss)	$ (17,641)	$ (12,601)	$ (11,677)
Other Income/(Expense)			
Interest and Derivative Income/(Expense)	(112)	(3,862)	4,411
Gain on Extinguishment of Debt	-	-	-
Other Income/(Expense)	(3,975)	2,529	1,839
Income Tax Expense (Benefit)	30	(192)	92
Net Income/(Loss)	$ (21,758)	$ (13,762)	$ (5,519)
EBITDA	$ (16,192)	$ (4,604)	$ (4,365)
Adjustments to EBITDA			
Impairment of Assets	-	648	6
Non-Cash Compensation	3,132	2,514	2,699
2nd Generation Development	2,057	175	2,081
Other One Time Non Recurring Charges	185	474	924
Foreign Exchange and Other Loss/(Incom	3,975	(2,529)	(1,839)
Adjusted EBITDA	$ (6,843)	$ (3,322)	$ (494)
Adjusted EBITDA Margin	(45%)	(21%)	(3%)

Appendix A (continued)

1. EBITDA represents earnings before interest, income taxes, depreciation and amortization. EBITDA does not represent and should not be considered as an alternative to GAAP measurements, such as net income, and the Company's calculations thereof may not be comparable to similarly entitled measures reported by other companies.

   The Company uses EBITDA as a supplemental measurement of its operating performance because, by eliminating interest, taxes and the non-cash items of depreciation and amortization, the company believes it best reflects changes across time in the company's performance, including the effects of pricing, cost control and other operational decisions. The company's management uses EBITDA for planning purposes, including the preparation of its annual operating budget. The company believes that EBITDA also is useful to investors because it is frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, EBITDA does not include interest expense on borrowed money or depreciation expense on our capital assets or the payment of income taxes, which are necessary elements of the company's operations. Because EBITDA does not account for these expenses, its utility as a measure of the Company's operating performance has material limitations. Because of these limitations, the company's management does not view EBITDA in isolation and also uses other measurements, such as net income, revenues and operating profit, to measure operating performance.

2. Adjusted EBITDA is further adjusted to exclude non-cash compensation expense, asset impairment charges, foreign exchange gains/(losses) and certain other non-cash charges. Management uses Adjusted figures for EBITDA in order to manage the Company's business and to compare its results more closely to the results of its peers.